Exhibit 10.8

                             FIRST AMENDMENT TO THE

                          AGREEMENT AND PLAN OF MERGER


         THIS FIRST AMENDMENT TO THE AGREEMENT AND PLAN OF MERGER (this "AMENDMENT"), is dated as of the 22nd day of July, 2003, by and among FUNDever, Inc., a Delaware corporation ("PARENT"), Schoolpop Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent ("MERGER SUB"), Schoolpop, Inc., a Delaware corporation (the "COMPANY") and Bud Colligan as stockholders' representative (the "STOCKHOLDERS' REPRESENTATIVE").

                              W I T N E S S E T H:

         WHEREAS, Parent, Merger Sub, the Company and the Stockholders' Representative executed an Agreement and Plan of Merger, dated as of July 17, 2003 (the "MERGER AGREEMENT"), providing for the merger of Merger Sub with and into the Company upon the terms and subject to the conditions of the Merger Agreement;

         WHEREAS, pursuant to Section 9(i) of the Merger Agreement, the parties hereto wish to amend the Merger Agreement as provided herein:

         NOW, THEREFORE, in consideration of the promises and of the mutual agreements, provisions and covenants herein contained, Parent, Merger Subsidiary, the Company and the Stockholders' Representative hereby agree as follows:

         1. Section 6(a)(xi) of the Merger Agreement is hereby amended and restated in its entirety as set forth below:

                  "The Third Amended and Restated Investor Rights Agreement by and among Target, the Investors (as defined in such agreement) and the Founders (as defined in such agreement) shall have been terminated."

         2. Section 8(b)(iv) of the Merger Agreement is hereby amended and restated in its entirety as set forth below:

                  "(iv) Claims for indemnification by Parent Indemnified Parties shall be satisfied solely from payments owing (and not yet distributed) under the Contingent Earn-Out Consideration and such payments shall be the sole and exclusive right and remedy for any Losses arising out of any and all claims by Parent Indemnified Parties relating to the subject matter of this Agreement; provided, however, that in no event shall the payments for indemnification exceed $16,000,000."

         3. Exhibit E to the Merger Agreement is hereby amended and restated in its entirety as set forth in Exhibit E attached hereto.

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         4. Other than with respect to the Sections of and the Exhibit to the
Merger Agreement specifically enumerated above, this Amendment does not modify, change or delete any other addendum, term, provision, representation, warranty or covenant (the "PROVISIONS") relating to or contained in the Merger Agreement, and all such Provisions shall remain in full force and effect.

         5. This Amendment shall be construed in accordance with and shall be governed by the laws of the State of Delaware, without regard to its laws as to conflict of laws.

         6. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.



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         IN WITNESS WHEREOF, Parent, Merger Sub, the Company and the
Stockholders' Representative have caused this Amendment to be executed by their duly authorized representatives, all as of the date first above written above.

PARENT:                                        MERGER SUBSIDIARY:
FUNDEVER, INC.                                 SCHOOLPOP ACQUISITION CORP.


By: /s/ Paul Robinson                          By: /s/ Paul Robinson
    -----------------                              -----------------



COMPANY:                                       STOCKHOLDERS' REPRESENTATIVE:
SCHOOLPOP, INC.


By: /s/ Matthew J. Ackerman                    /s/ Bud Colligan
    -----------------------                    ----------------
    Matthew J. Ackerman                        Bud Colligan
    Chief Financial Officer



                    SIGNATURE PAGE TO FIRST AMENDMENT TO THE
                          AGREEMENT AND PLAN OF MERGER

                                    EXHIBIT E

              ALLOCATION SCHEDULE FOR CASH CONSIDERATION, NOTE AND
                       CONTINGENT EARN-OUT CONSIDERATION


Series A
--------
0.00000099233025922%


Series B
--------
0.00000229331657615%


Series C
--------
0.00000661553506147%